Fiscal Third Quarter 2009 Conference Call

May 12, 2009

NASDAQ & NASDAQ DUBAI: NTWK

NetSol TECHNOLOGIES

Safe Harbor Statement

This presentation may contain forward-looking statements relating to the development of NetSol Technologies' products and services and future operation results, including statements regarding the Company that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. The words "believe," "expect," "anticipate," "intend," variations of such words, and similar expressions, identify forward-looking statements, but their absence does not mean that the statement is not forward looking. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Factors that could affect the Company's actual results include the progress and costs of the development of products and services and the timing of the market acceptance. Any forward-looking statements contained herein speak only as of the date hereof. The Company undertakes no obligation to update or review any forward-looking statements.

NetSol TECHNOLOGIES

netsol

Najeeb U. Ghauri

Chairman & Chief Executive Officer

NetSol TECHNOLOGIES

Fiscal 3Q 2009 Overview

- Global economic downturn, particularly in financial & automotive sectors, impacted financial performance as well as slowed license & IT service contracts coming from the sales pipeline
- Reorganized & streamlined global corporate structure, including merging our North American & European businesses
- Concentrated global sales & marketing efforts, under Naeem Ghauri in new role as Head of Global Sales
- Cost reduction initiatives projected to save $6M to $8M in the first 12 months & support targeted return to profitability
- Significant progress on the strategic joint venture & partnership development front

NetSol TECHNOLOGIES

Making "*The Turn*"

- Sale pipeline remains robust across the software applications & IT services fronts
- Customer activity showing signs of sequential improvement early in current quarter
- Expense reductions initiatives taking effect & creating a more efficient cost structure
- Extraordinary expenses behind us
- Powerful portfolio of products & services well positioned to leverage return of customer spending as well as supported by new joint venture & partnership platforms

NetSol TECHNOLOGIES

Operational Highlights

- Toyota Motor Finance China Co. Ltd. went live with NetSol Technologies suite of financial products
- Leading global automobile manufacturer implementing NetSol Financial Suite (NFS) products for 300 dealers in Latin American
- Leading leasing company in Australia signs LeaseSoft WFS contract
- Contract with Maroof Hospital a Hospital Management System, expanding NetSol's presence in the global healthcare vertical
- SAP Practice Group contracted by a leading U.S.-based energy utility company, representing $1+ million in projected annualized revenue
- NetSol joins Winshuttle's SHUTTLEpro partner program to offer SAP Data Entry and Extraction Tools
- Rackspace Hosting and NetSol announce solution partnership

Atheeb NetSol Limited

- Joint venture company established April 2009
- Ownership: NetSol 50.1% / Atheeb 49.9%
- Providing Software Engineering & IT Services across the Middle East
- Serving key customer market verticals such as:
  - Telecom, Defense, Security, Education, Transportation, Financial & Legal
- NetSol provides CMMI Level 5 certified Center of Excellence, best practices project management, and comprehensive delivery capabilities
- Atheeb provides local presence where Atheeb's 10,000 employees are supporting private, public and governmental customer business activities

Neptune Software Strategic Partnership

- Partnership extends the reach of NetSol Financial Suite in Africa
- Neptune Software is a London based provider of comprehensive system solutions for banks and financial services organizations
- Neptune Software ranked as a global top 5 provider of international core back office banking systems to the finance industry by International Banking Systems (IBS) Journal
- Marketing, implementation, and support of NetSol's financial solutions to banks and financial organizations
- Partnership covers 12 African countries

Boo-Ali Siddiqui

Chief Financial Officer

NetSol TECHNOLOGIES

Annual Revenue


US$ Millions
CAGR 58%
3.8
5.7
12.4
18.7
29.2
36.6
19.6
Fiscal 2003
Fiscal 2004
Fiscal 2005
Fiscal 2006
Fiscal 2007
Fiscal 2008
9M Fiscal 2009

NetSol TECHNOLOGIES

Revenue

For the 3 Months Ended March 31

	Fiscal 2009	Fiscal 2008	% Change
IT Consulting & Service Fees	3,033,684	4,585,292	↓ 33.8%
Maintenance Fees	1,664,492	1,482,654	↑ 12.3%
License Fees	324,845	2,998,867	↓ 89.2%
Total Revenues	5,023,021	9,066,813	↓ 44.6%

NetSol TECHNOLOGIES

Revenue By Business

3Q Fiscal Year 2009


IT Consulting & Service Fees 60%
License Fees 7%
Maintenance Fees 33%

Operating Expenses

For the 3 Months Ended March 31

	Fiscal 2009	Fiscal 2008	% Change
Selling & marketing	629,145	898,686	↓ 30%
Depreciation & amortization	501,239	477,630	↑ 5%
Bad debt expense	1,772,188	-	NM
Salaries & wages	773,757	1,034,784	↓ 25%
Professional services *(including non-cash compensation)*	257,926	125,107	↑ 106%
General & administrative	862,623	781,828	↑ 10%
Total operating expenses	4,796,878	3,318,035	↑ 45%
Operating expenses *(Excluding bad debt expense)*	3,024,690	3,318,035	↓ 9%

NetSol TECHNOLOGIES

GAAP Earnings/Loss Per Diluted Share



$(0.19)
$0.12
$0.08
$0.04
$0.00
($0.04)
($0.08)
($0.12)
($0.16)
($0.20)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009

NetSol TECHNOLOGIES

EBITDA Per Diluted Share


$0.16
$0.12
$0.08
$0.04
$0.00
($0.04)
($0.08)
($0.12)
($0.16)
$(0.13)
1Q 2008
2Q 2008
3Q 2008
4Q 2008
1Q 2009
2Q 2009
3Q 2009

NetSol TECHNOLOGIES

netsol

Questions & Answers

Najeeb U. Ghauri - Chairman & CEO

Boo-Ali Siddiqui - CFO

Mitch Van Wye - COO NetSol North America

Naeem Ghauri - Head of Global Sales

Thank You



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To learn more about NetSol Technologies, Inc.,
Visit www.netsoltech.com

(NASDAQ CM: NTWK)

(NASDAQ DUBAI: NTWK)

CMMI® Maturity LEVEL 5